UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       May 12, 2006 (May 8, 2006) Date of
                    report (Date of earliest event reported)

                             ALLEGHENY ENERGY, INC.
               (Exact name of registrant as specified in charter)

             Maryland                       1-267                 13-5531602
   (State or Other Jurisdiction       (Commission File          (IRS Employer
        of Incorporation)                  Number)           Identification No.)

                 800 Cabin Hill Drive
               Greensburg, Pennsylvania                         15601-1689
      (Address of principal executive of offices)               (Zip code)

       Registrant's telephone number, including area code: (724) 837-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 1.02         TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         On May 8, 2006, Allegheny Energy, Inc. (the "Company") announced the departure from the Company of John P. Campbell, former President of Allegheny Energy Supply Company, LLC, a majority-owned subsidiary of the Company. An Employment Agreement, dated as of January 1, 2006, between Mr. Campbell and Allegheny Energy Services Corporation, a wholly owned subsidiary of the Company ("AESC"), for itself and as agent for the Company (the "Employment Agreement"), was previously filed with the Securities and Exchange Commission as an exhibit to the Company's Current Report on Form 8-K filed January 6, 2006. Although Mr. Campbell's employment under the Employment Agreement has been terminated effective as of June 7, 2006, certain provisions of the Employment Agreement by their terms survive such termination.



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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ALLEGHENY ENERGY, INC.


Dated:  May 12, 2006                  By:  /s/ Hyun Park
                                           -------------------------------------
                                           Name:  Hyun Park
                                           Title: Vice President and
                                                  General Counsel